                                                                   EXHIBIT 10.23

               FORM OF DEMAND NOTE  (REFERENCE ATTACHED SCHEDULE)
               -------------------

AMOUNT:                                                        AMHERST, NEW YORK
                                                               DATE:

FOR VALUE RECEIVED, the undersigned promises to pay to the order of INTERNATIONAL IMAGING MATERIALS, INC. ("IIMAK") at its offices at
310 Commerce Drive, Amherst, New York 14228, the sum of
                                          and     /100 dollars ($         ),
- -----------------------------------------                       ----------
payable on demand. This Note shall not bear interest until maturity. After maturity (whether on acceleration or otherwise), this Note shall bear interest on the unpaid principal balance at a rate of twelve percent (12%) per annum. Interest shall be calculated on the basis of one three hundred sixty-fifth (1/365th) of the above specified rate in effect for each calendar day such principal balance is unpaid. This Note shall be immediately due and payable upon the termination of the undersigned's employment with IIMAK for any reason. The holder of the Note has full recourse against all of the undersigned's assets for collection of the unpaid principal balance on the Note.

The undersigned shall have the right to prepay at any time without premium or penalty, any or all of the principal indebtedness under this Note.

Any holder of the Note may declare all indebtedness evidenced by this Note to be immediately due and payable upon: (1) the filing by or against the undersigned of a request or petition for reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, relief as a debtor or other relief under the bankruptcy, insolvency or similar laws of the United States or any state or territory thereof or any foreign jurisdiction, now or hereafter in effect; or
(2) the making of any general assignment by the undersigned for the benefit of creditors.

No failure by the holder of this Note to exercise, and no delay in exercising, any right or power hereunder shall operate as waiver thereof, nor shall any single or partial exercise by such holder of any right or power hereunder preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the holder hereof as herein specified are cumulative and not exclusive of any other rights or remedies which such holder may otherwise have.

No modification, rescission, waiver, forbearance, release of amendment of any provisions of this Note shall be made, except by a written agreement duly executed by the undersigned and the holder hereof.

The undersigned hereby waives diligence, presentment, protest and demand, and also notice of protest, demand, dishonor and nonpayment of this Note.

The Note shall be governed by the laws of the State of New York. The undersigned agrees to pay all costs and expenses incurred by the holder hereof in enforcing this Note, including, without limitation, actual attorneys' fees.


- ---------------------------         ------------------------------------------
         Date                                          Name

                      SCHEDULE OF DEMAND NOTES OF PERSONS
               INDEBTED TO INTERNATIONAL IMAGING MATERIALS, INC.
                  IN AN AGGREGATE AMOUNT IN EXCESS OF $60,000



         Date of                  Payor            Amount
          Note                   of Note           of Note
         -------                 -------           -------

     May 2, 1994               John W. O'Leary  $  267,600.00
     February 23, 1995         John W. O'Leary     615,200.00
     April 6, 1995             John W. O'Leary     151,652.03
     May 8, 1995               John W. O'Leary     433,653.97
     March 1, 1996             John W. O'Leary     248,455.93
     April 11, 1996            John W. O'Leary     656,729.00
                                                -------------
                                                $2,373,290.93
                                                -------------


     May 8, 1995           Richard A. Marshall  $  113,919.07
     April 11, 1996        Richard A. Marshall      21,706.00
                                                -------------
                                                $  135,625.07
                                                -------------


     December 21, 1993      Michael J. Drennan  $   86,324.38
     April 18, 1994         Michael J. Drennan      31,012.00
     May 2, 1994            Michael J. Drennan     135,821.39
     December 27, 1994      Michael J. Drennan      15,200.00
     March 24, 1995         Michael J. Drennan     171,357.45
     April 18, 1995         Michael J. Drennan      37,974.00
     May 8, 1995            Michael J. Drennan     368,339.43
     January 2, 1996        Michael J. Drennan       8,300.00
     April 1, 1996          Michael J. Drennan     218,691.81
     April 11, 1996         Michael J. Drennan     157,559.00
     April 11, 1996         Michael J. Drennan      67,008.00
                                                -------------
                                                $1,297,587.46
                                                -------------


     May 8, 1995             Vincent C. Dowell  $   56,959.53
     April 11, 1996          Vincent C. Dowell      10,853.00
                                                -------------
                                                $   67,812.53
                                                -------------


     May 8, 1995             Nick S. Mandrycky  $   56,959.53
                                                -------------


     May 8, 1995               Richard W. Dean  $   56,959.53
     September 13, 1995        Richard W. Dean      30,096.88
     April 11, 1996            Richard W. Dean      16,694.00
                                                -------------
                                                $  103,750.41
                                                -------------


     September 19, 1995          David B. Lupp  $   29,627.62
     March 25, 1996              David B. Lupp       3,860.00
     March 29, 1996              David B. Lupp      24,495.12
                                                -------------
                                                $   57,982.74
                                                -------------